LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

ON BEHALF OF

LEGG MASON PARTNERS VARIABLE LARGE CAP

VALUE PORTFOLIO

SUPPLEMENT DATED JULY 10, 2006 TO THE

PROSPECTUS

DATED FEBRUARY 28, 2006

The following information amends and supercedes, as applicable, the disclosure in the Prospectus of Legg Mason Partners Variable Large Cap Value Portfolio (the “Fund”), a series of Legg Mason Partners Variable Portfolios III, Inc.

The management fee payable by the Fund is calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints beginning at asset levels over $500 million.

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $500 million	0.600%
Next $500 million	0.550%
Over $1 billion	0.500%

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